NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Value Fund

Supplement dated January 20, 2011
to the Summary Prospectus dated May 1, 2010 (as revised June 16, 2010)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Under the heading following “Portfolio Management – Portfolio Managers,” the reference to the portfolio managers for GSAM is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
GSAM
Sean Gallagher	Managing Director and Co-Chief Investment Officer, Value Equity	Since May 2000
Andrew Braun	Managing Director	Since July 1993
Dolores Bamford, CFA	Managing Director	Since March 2001
David L. Berdon	Managing Director	Since April 2002
Scott Carroll, CFA	Managing Director	Since May 2002

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